Exhibit 23.1



                             CONSENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS



         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-94750.




                                                        /s/ARTHUR ANDERSEN LLP
                                                        ----------------------
                                                           Arthur Andersen LLP


New York, New York
December 20, 1996